UNITED STATES
                        SECURITIES EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                     The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 9, 2006

                               ERHC ENERGY INC.
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            (Exact name of registrant as specified in its charter)

      Colorado                        000-17325                  88-0218499
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(State of organization)       (Commission File Number)         (IRS Employer
                                                             Identification No.)


5444 Westheimer Road, Suite 1570                      77056
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Houston, TX

(Address of principal executive                     (Zip Code)
offices)

Registrant's Telephone Number, including area code: (713) 626-4700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 9, 2006, ERHC Energy Inc. ("ERHC") filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006. On August 9, 2006, ERHC announced its results of operations in a press release. A copy of the press release is attached as Exhibit 99.1.




Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1     Press Release dated August 9, 2006

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ERHC Energy Inc.


                                          By: /s/PETER NTEPHE
                                              ----------------------------------
                                              Peter Ntephe, Secretary


DATE:    August 10, 2006

                                  EXHIBIT INDEX

Exhibit No.         Description
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99.1                Press Release dated August 9, 2006